EXHIBIT 10.48

            STOCK WARRANT


      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER
   THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED,
        PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM
              REGISTRATION UNDER SUCH ACT AND SUCH LAWS, WHICH, IN
              THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL
               AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL
                       FOR THIS CORPORATION, IS AVAILABLE.

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK
                             OF TRISTAR CORPORATION


Warrant Certificate No. 1999-1      Date: October 14, 1999 ("Effective Date")


            This certifies that, for value received, Tristar Corporation, a Delaware corporation (the "COMPANY"), hereby grants to Pioneer Ventures Associates Limited Partnership (the "HOLDER") the right to purchase, subject to adjustment and the other terms and conditions set forth herein, 60,000 shares of common stock, par value $.01 per share (the "Stock"), at the WARRANT EXERCISE PRICE per share (as defined in SECTION 1(D) hereof), subject to adjustment as set forth in SECTION 3 hereof, at any time or from time to time after the date hereof and prior to 5:00 P.M. (Eastern Time) on October 13, 2004 (the "WARRANT EXPIRATION DATE").

            This Warrant and all warrants hereafter issued in exchange or substitution of this Warrant, are hereinafter referred to as the "WARRANTS." THIS WARRANT, TO THE EXTENT NOT EXERCISED IN THE MANNER SET FORTH HEREIN, SHALL TERMINATE AND BECOME NULL AND VOID AT 5:00 P.M. (EASTERN TIME) ON THE WARRANT EXPIRATION DATE.

            This Warrant is subject to the following terms and conditions.
1.          EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT OF SHARES.
2.
3. (a) This Warrant may be exercised, at the option of the Holder, in whole or in part at any time prior to 5:00 P.M. (Eastern Time) on the Warrant Expiration Date, by surrender to the Company of this Warrant Certificate properly endorsed together with the Form of Subscription attached hereto duly filled in, signed and with proper payment of the Warrant Exercise Price multiplied by the number of shares of Stock for which the Warrant is being exercised. Payment shall be in cash, certified check or official bank check or check, subject to collection, payable to the order of the Company.

4. (b) In addition to the method of payment set forth in Section 1(a) above and in lieu of any cash payment required thereunder, unless otherwise prohibited by law, the Holder shall have the right at any time, when exercisable, and from time to time to exercise the Warrants in full or in part by receiving from the Company the number of shares of Stock equal to the
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number of shares of Stock otherwise issuable upon such exercise less the number of shares of Stock having an aggregate "Fair Market Value" on the date of exercise equal to the Warrant Exercise Price multiplied by the number of shares of Stock for which this Warrant is being exercised. For purposes hereof, the "Fair Market Value" of a share of Stock on a given date shall be equal to the "Closing Sales Price" on such date. The "Closing Sales Price" as of a certain date will mean the closing sales price, in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System, or if not so reported, as reported by the National Quotation Bureau, Incorporated, or any successor thereof, or if not so reported, the closing sales price as furnished by any member of the National Association of Securities Dealers, Inc., selected from time to time by the Company for that purpose, or, if the Stock is listed or admitted to trading on a national securities exchange, the closing sales price, regular way, on the principal national securities exchange on which the Stock is listed or admitted to trading.
5.
6. (c) The Company agrees that the shares of Stock purchased on the exercise of each Warrant shall be deemed to be issued as of the close of business on the date on which this Warrant Certificate shall have been surrendered and payment made for such shares of Stock. Issuance of the shares of Stock shall be subject to compliance with all provisions of the Securities Act of 1933, as amended (the "SECURITIES ACT"), the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and any relevant state securities law. Subject to the provisions of SECTION 2 hereof, certificates for the largest whole number of shares of Stock so purchased, together with any other securities or property to which the Holder is entitled upon such exercise, shall be delivered to the Holder by the Company within two business days after this Warrant has been exercised. No fractional shares of Stock shall be issued upon exercise of this Warrant. Each Stock Certificate so delivered shall be registered in the name of the Holder or such other name as shall be designated by the Holder, subject to the provisions of SECTIONS 6 and 8 hereof. If prior to the Warrant Expiration Date, this Warrant is exercised in part, one or more new Warrants substantially in the form of, and on the terms contained in, this Warrant Certificate will be issued for the remaining number of shares of Stock in respect of which this Warrant has not been exercised.
7.
8. (d) The "WARRANT EXERCISE PRICE" shall be $4.75.
9.
10. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all shares of Stock which may be issued upon the exercise of this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable. The Company further covenants and agrees that during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved, and will keep available solely for issuance upon exercise of this Warrant, a sufficient number of shares of Stock or other securities and properties as from time to time shall be receivable upon the exercise of this Warrant. The Company shall provide that any successor corporation will reserve a sufficient number of shares of authorized but unissued stock or other securities or set aside sufficient other property, as the case may be, as provided for in this SECTION 2.
11.
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12.ADJUSTMENT OF WARRANT EXERCISE PRICE AND NUMBER OF SHARES; EVENTS REQUIRING
NOTICE; CHANGES IN STOCK.
13.
13.1 METHOD OF ADJUSTMENT. The Warrant Exercise Price and the number of shares of Stock purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of the events described in SECTION 3.2. Upon each adjustment of the Warrant Exercise Price, the Holder shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares of Stock obtained by multiplying the Warrant Exercise price in effect immediately prior to such adjustment by the number of shares of Stock purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.
13.2
13.3 SUBDIVISION OR COMBINATION OF STOCK AND STOCK DIVIDEND. In case the Company shall at any time subdivide its outstanding shares of Stock into a greater number of shares of Stock or declare a dividend upon its Stock payable solely in shares of Stock, the Warrant Exercise Price in effect immediately prior to such subdivision or dividend shall be proportionately reduced, and conversely, in case the outstanding shares of Stock of the Company shall be combined into a smaller number of shares of Stock, the Warrant Exercise Price in effect immediately prior to such combination shall be proportionately increased.
13.4
13.5 ADJUSTMENTS FOR DIVIDENDS IN SECURITIES OTHER THAN COMPANY STOCK. While this Warrant, or any portion hereof, remains outstanding and unexpired, if the Holders of the Stock shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefore, shares of capital stock of a subsidiary of the Company by way of dividend or otherwise, then in such case, this Warrant shall represent the right to acquire, in addition to the number of shares of the Stock receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such capital stock of such subsidiary that the Holder would have received if the Holder had exercised this Warrant prior to any such capital stock distribution; provided, however, no adjustment to the Warrant Exercise Price shall occur as a result of any such dividend of the capital stock of a subsidiary of the Company.
13.6
13.7 NOTICE OF ADJUSTMENT. Upon any adjustment of the Warrant Exercise Price and any increase or decrease in the number of shares of Stock purchasable upon the exercise of this Warrant, the Company promptly shall give written notice thereof to the Holder, which shall state the Warrant Exercise Price resulting from such adjustment and increase or decrease, if any, in the number of shares of Stock purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.
13.8
13.9 OTHER NOTICES. If at any time:
13.10
13.11 (a) the Company shall declare a dividend upon its Stock payable in shares of capital stock of one of its subsidiaries;
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13.12
13.13 (b) there shall be any consolidation or merger of the Company with another corporation, or a sale of all or substantially all of the Company's assets to another corporation; or
13.14
13.15 (c) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;
13.16
13.17 then, in any one or more of said cases, the Company shall give the Holder
(i) at least thirty (30) days' prior written notice of the date on which the books of the Company shall close or a record date shall have occurred for such dividend or distribution or for determining rights to vote in respect of any such consolidation, merger, sale, dissolution, liquidation or winding-up, and
(ii) in the case of any such consolidation, merger, sale, dissolution, liquidation or winding-up, at least twelve (12) calendar days' written notice of the date when the same shall take place. Any notice given in accordance with clause (i) above shall also specify, in the case of any such dividend or distribution, the date on which the holders of Stock shall be entitled thereof. Any notice given in accordance with clause (ii) above shall also specify the date on which the holders of Stock shall be entitled to exchange their Stock for securities or other property deliverable upon such consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be. Notwithstanding anything contained herein to the contrary, if the Holder does not exercise this Warrant prior to a record date or the occurrence of an event described above, as applicable, except as provided in SECTION 3.2, the Holder shall not be entitled to receive the benefits accruing to existing holders of the Stock in such event. 13.18
14. ISSUE TAX. The issuance of certificates for shares of Stock upon the exercise of this Warrant shall be made without charge to the Holder or its limited partners for any issue tax in respect thereof; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder or its limited partners.
15.
16. NO VOTING OR DIVIDEND RIGHTS. This Warrant does not confer upon the Holder the right to vote or to consent or to receive notice as a stockholder of the Company, in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company prior to the exercise hereof. No cash dividends shall be payable or accrued in respect of this Warrant or the shares of Stock purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.
17.
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18. RESTRICTIONS ON TRANSFERABILITY OF SECURITIES; COMPLIANCE WITH SECURITIES
ACT.
19.
19.1 RESTRICTIONS ON TRANSFERABILITY. The Holder may transfer or assign this Warrant, except that the Company shall not be obligated to effect any transfer of this Warrant unless a registration statement is in effect with respect thereto under applicable state and Federal securities laws or the Company has received an opinion in substance reasonably satisfactory to it from counsel reasonably satisfactory to it that such registration is not required and this Warrant is surrendered to the Company at its principal office together with the Assignment Form annexed hereto, duly completed and executed, and sufficient funds to pay any transfer tax.

1.1 OWNERSHIP. The Company and any agent of the Company may treat the person in whose name this Warrant Certificate is registered on the register which the Company shall cause to be maintained for such purpose as the owner and holder thereof for all purposes. This Warrant Certificate, if properly assigned, may be exercised by a new holder without first having a new Warrant Certificate issued. 1.2
1.3 LEGEND. A legend setting forth or referring to the above restrictions shall be placed on this Warrant, any replacement hereof or any certificate representing the Stock, and a stop transfer restriction or order shall be placed on the books of the Company and with any transfer agent until such securities may be legally sold or otherwise transferred.
1.4
2. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Party against which enforcement of the same is sought.
3.
4. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the Holder or the Company shall be personally delivered or shall be sent by certified or registered mail, postage prepaid, if to the Holder at 651 Day Hill Road, Windsor, Connecticut 06095, or if to the Company at its principal office at 12500 San Pedro Avenue, Suite 500, San Antonio, Texas 78216. Any notice, request or other document shall be deemed to have been given upon receipt if personally delivered, or on the seventh day after being mailed if mailed, registered or certified mail. Each party shall notify the other party in writing of any change of address of the Company within a reasonable time following such change of address.
5.
6. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The descriptive headings of the several sections and paragraphs of this Warrant Certificate are inserted for convenience only and do not constitute a part of this Warrant Certificate. This Warrant Certificate shall be construed and enforced in accordance with, and the rights of the Parties shall be governed by, the laws of the State of Delaware. 7.
8. LOST WARRANT CERTIFICATES OR STOCK CERTIFICATES. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant Certificate or any stock certificate deliverable upon the exercise hereof and, in the case of any such loss, theft or destruction, upon receipt of an indemnity and, if requested, bond reasonably
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satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of this Warrant Certificate or such stock certificate, the Company at its expense shall make and deliver a new Warrant Certificate or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant Certificate or stock certificate.
9.
            IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed by its officer, thereunder duly authorized as of the _____ day of October, 1999.

                                         TRISTAR CORPORATION


                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________

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                              FORM OF SUBSCRIPTION

                   (To be signed only on exercise of Warrant)

TO: TRISTAR CORPORATION

                        The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, _______________ shares of Common Stock of TRISTAR CORPORATION and herewith makes payment of $____________ therefore and requests that the certificates for such shares be issued in the name of, and delivered to, _________________________________________________________________________whose address is
____________________________________________________________________________.



Dated:  ______________, _____

                                  ___________________________________
                                  (Signature must conform to name of
                                  Holder as specified on the face of
                                  the Warrant)


                                  ___________________________________

                                  ___________________________________
                                               (Address)
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                               FORM OF ASSIGNMENT

             (To be signed only on transfer of Warrant in accordance with the provisions of SECTION 6 of the Warrant Certificate)


                        For value received, the undersigned hereby sells, assigns, and transfers unto _____________________ the right represented by the written Warrant to purchase shares of Common Stock of TRISTAR CORPORATION to which the within Warrant relates and appoints Attorney to transfer such rights on the books of TRISTAR CORPORATION with full power of substitution in the premises.


Dated:  _____________, _____


                                           ___________________________________
                                           (Signature must conform to name of
                                           Holder as specified on the face of
                                           the Warrant)